VISION INDUSTRIES CORP.

9% PROMISSORY NOTE

DUE DECEMBER 1 5, 2011

VISION INDUSTRIES, CORP., a corporation organized and existing under the laws of the State of Florida (the “Company”), tor value received, hereby promises to pay to those parties identified in Attachment “A” exhibited hereto (the “Payees” or collectively “Holder”) at the address set forth in the books and records of the Company or at such other address as the Payees or any registered assign (collectively, the “Holder”) may designate in writing, the principal sum, of TWO HUNDRED THOUSAND DOLLARS (US DOLLARS 200,000) in lawful money of the United States together with interest thereon from the date hereof at the interest rate hereinafter set forth until payment in full of the outstanding principal balance.

1.

This Promissory Note (“Promissory Note”) is a duly authorized and issued Promissory Note of the Company designated as its 9% Subordinated Promissory Note, limited in the aggregate principal amount to US $200,000. This Promissory Note is unsecured, and is subject to the subordination provisions set forth in Paragraph 4 of this Promissory Note.

2.

MATURITY. This Promissory Note shall mature and the outstanding principal balance and all accrued and unpaid interest shall be due and payable upon the first to occur of (a) a financing of the Company of any amount in excess of $2,000,000; or (b) December 15, 2011.

3.

INTEREST.

(a)

The outstanding principal balance of this Promissory Note shall bear interest at the rate of nine percent (9%) per annum. Interest shall accrue on the actual number of days elapsed based upon a 365-day year. Interest through the last day or each calendar quarter shall be due and payable in arrears on the first business day of the month immediately following the end of such calendar quarter.

(b)

Notwithstanding anything else to the contrary, the interest rate provided for herein shall not exceed the maximum rate of interest allowed under applicable usury law.  Any payment paid in excess of this maxim um rate of interest shall be deemed to be a prepayment of principal.

4.

REDEMPTION.  The Company may prepay in full or in part at any time the outstanding principal balance of this Promissory Note at par value plus any and all accrued interest thereon and in accordance 1.vith this Section J. Any prepayment made by the Company shall be without penalty. Should Company at any time elect to prepay all or any portion of this Promissory Note it hall pro v ide Holder with written notice of its intent to prepay including the amount to be prepaid (“Noticed Prepay Amount”). Thereafter upon receipt of such written notice by Holder, Company shall have five (5) business days in which to elect to pay the Noticed Prepay Amount. Company shall redeem this Note upon dosing a financing of no less than $2,000,000 through debt and/or equity.

5.

TRANSFER.  The Holder may offer, sell, transfer, assign, pledge, hypothecate.

Or otherwise dispose of or encumber this Promissory Note, in person or by duly authorized attorney, at the offices of the Company upon surrender of this Promissory Note and on presentation of a duly executed written instrument of transfer, together with a written opinion of the Holder's legal counsel, reasonably satisfactory to the Company and its legal counsel, to the effect that this Promissory Note may be lawfully offered, sold, transferred, assigned, pledged, hypothecated, or otherwise disposed of or encumbered without registration and/or qualification under all applicable federal and state securities laws then in effect or in reliance upon an applicable exemption from such registration and/or qualification requirements. Thereupon, the Company shall issue a new Promissory Note or Promissory Notes of the same aggregate principal amount and in authorized denominations. The Company may issue stop transfer instructions to its transfer agent connection with such securities laws restrictions. Any offer to sell, sale, transfer, assignment, pledge, hypothecation, or other disposition or encumbrance of this Promissory Note, or any interest therein, effected in violation of the foregoing transfer restrictions, is unlawful and shall not be consummated on the books and records of the Company or otherwise he recognized as valid by the Company, and the Company shall not have any liability therefor. Holder may transfer this Note to any affiliate defined herein as any entity or person controlled by Holder Without the requirement of a legal opinion.

6.

SUBORDINATION.

This Promissory Note is not senior to any other form of debt of the Company and is on parity with any other unsecured corporate obligations of the Company.

7.

WARRANTS.

As a material inducement to entering this Promissory Note, the parties have agreed to issue the same dated Warrant Agreement to the holder under the terms and conditions stated therein.

8.

PROTECTIVE PROVISIONS.  None.

9.

DEFAULT. Upon the occurrence of any of the following (a “Default”), the Holder may declare the entire unpaid principal balance of this Promissory Note and all accrued but unpaid interest thereon immediately due and payable, by giving written notice to the Company:

(a)

the Company fails to make any payment of the principal or interest on this Promissory Note within thirty (30) days of the date such payment was due and payable:

(b)

the Company breaches any provision of this Promissory Note other than a Default as described in subparagraph 8(a) of this Promissory Note and such breach remains uncured for thirty (30) days after written notice thereof from the Holder, unless such breach is of such a nature that it cam1ot be cured within thirty (30) days and the Company commences a cure within thirty(30) days after receipt of written notice of the breach und diligently proceeds to complete the cure as soon as possible but in no event greater than one hu11dred eighty (180) days after receipt of such notice:

(c)

the Company elects to dissolve, dissolves, or is the subject of any order, judgment, or decree of any court or govenm1ental authority dissolving or ending the existence of the Company.

10.

AUTOMATIC DEFAULT. Upon the occurrence of any of the following (an “Automatic Default”), the entire unpaid principal balance of this Promissory Note and all accrued but unpaid interest thereon shall immediately become due and payable, without the requirement for any notice from the: Holder:

(a)

the Company files or consents to any voluntary or involuntary petition tor bankruptcy, insolvency, reorganization, liquidation, or other similar form of debtor relief, or petitions for or consents to the appointment of a receiver, tm:;tee, or liquidate on its behalf for all or a substantial portion of its assets, or makes a general assignment for the benefit of creditors; or

(b)

the Company is the subject of any involuntary petition for bankruptcy, insolvency, reorganization, liquidation, or other similar form of debtor relief, or has a receiver, trustee, nr liquidate appointed on its behalf for all or a substantial portion of its assets, unless such petition or appointment is set aside, withdrawn, or ceases to be in effect within ninety (90) days from the date of any such petition or appointment

11.

USE OF PROCEEDS. The proceeds from this Promissory Note shall be utilized by the Company for general working capital purposes.

12.

REPRESENTATIONS AND WARRANTIES. Each party hereby confirms and attests that it has the requisite authority from its board of directors, managing directors and under any and all corporate charter(s) to enter into this Promissory Note.

13.

WAIVER.  The Company hereby waives diligence, presentment, protest, notice of protest, notice of dishonor, and notice of nonpayment of this Promissory Note, and specifically consents to and waives notice of any renewal or extension of this Promissory Note. The Company hereby waives the benefits of the statute of limitations to the maximum extent allowed by law. No delay by the Holder in exercising any power or privilege hereunder, nor the single or partial exercise of any power or privilege hereunder, shall preclude any other or further exercise thereof, or the exercise or any other power or privilege hereunder.

14.

AMENDMENT. This Promissory Note may be waived, changed, modified, or amended only with the written consent of the Company and those persons holding a majority of the outstanding principal balance of all of the Promissory Notes.

15.

NOTTCES. All notices or other communications required or pem1itted to be given pursuant to this Promissory Note shall be in writing and shall be delivered personally or sent by overnight courier, by telecopier with confirmation by first class mail, or by certified mail, return receipt requested. Notices delivered personally or sent by overnight courier or telecopier with confirmation by first-class mail shall be effective on the date first received, while notices sent by certified mail, return receipt requested, shall be deemed to have been received and to be effective three (3) business days after deposit into the mails. Notices shall be given to the Company at the following address, to the Holder at the address set forth in the books and records of the Company, or to such other addresses as either party shall designate in writing:

If to the Company:

Martin Schuermann

President

VISION INDUSTRIES CORP.

Telephone:  (310) 450-0299

If to Holders:

See Attachment “A”

16.

ASSIGNMENT. Subject to the restrictions on transfer described in Paragraph 1of this Promissory Note, the rights and obligations of the C:ompany and the Holder shall he binding upon and inure to the benefit their successors, assigns, heirs, executors, administrators, and transferees.

17.

REPLACEMENT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Promissory Note, and, in the case of loss. theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Promissory Note, the Company at its expense shall execute and deliver, in lieu of this Promissory Note, a new Promissory Note of like tenor and amount.

18.

LAW GOVERNING. This Promissory Note is deemed to be negotiated, executed, and delivered and to be performed in the State of Florida, and shall be governed by and construed and enforced in accordance with the laws of the State of Florida, except for its cuni1ict of laws rules. The parties hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Florida and any United States District Court situated in the State of Florida, for any suit or proceeding arising out of or based upon this Promissory Note.

19.

CONSTRUCTION. The headings in the Paragraphs of this Promissory Note are for convenience only and shall not constitute a part hereof. Whenever the con text so require, the masculine shall include the feminine and the neuter, the singular shall include the plural, and conversely. The term s and all parts of this Promissory Note shall in all cases be interpreted simply and according to their plain meaning and neither for nor against arty party hereto.

IN WITNESS WHEREOF, the Company has caused this Promissory Note to be issued on the date first written above.

VISION INDUSTRIES CORP.

/s/ MARTIN SCHUERMANN

Martin Schuermann

President

Attachment A

Juha Halttunen